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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 10-K (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Michael E. Campbell, Chief Executive Officer, and Louis S. Massimo, Chief Financial Officer of Arch Chemicals, Inc., each certifies that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Arch Chemicals, Inc.

                                             ___________________________________
                                             Name:  Michael E. Campbell
                                             Chief Executive Officer

                                             ___________________________________
                                             Name:  Louis S. Massimo
                                             Chief Financial Officer

Dated:  March 1, 2004

A signed original of this written statement required by Section 906 has been provided to Arch Chemicals, Inc. and will be retained by Arch Chemicals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.